UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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CENTURYLINK, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Explanatory Note: Commencing May 11, 2015, CenturyLink, Inc. plans to distribute the attached presentation materials in connection with outreach meetings to be held with certain of its principal shareholders.

CenturyLink Overview May 11, 2015

Forward-Looking Statements / Non-GAAP Financial Measures
Non-GAAP Financial Measures
Certain non-historical statements made in this presentation are intended to be forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations only, and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us if one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the timing, success and overall effects of competition from a wide variety of competitive providers; the risks inherent in rapid technological change, including product displacement; the effects of ongoing changes in the regulation of the communications industry, including the outcome of regulatory or judicial proceedings relating to intercarrier compensation, access charges, universal service, broadband deployment, data protection and net neutrality; our ability to effectively adjust to changes in the communications industry, and changes in our markets, product mix and network; our ability to effectively manage our expansion opportunities, including retaining and hiring key personnel; possible changes in the demand for, or pricing of, our products and services, including our ability to effectively respond to increased demand for high-speed broadband service; our ability to successfully introduce new product or service offerings on a timely and cost-effective basis; the adverse impact on our business and network from possible equipment failures, security breaches or similar attacks on our network; our ability to successfully negotiate collective bargaining agreements on reasonable terms without work stoppages;
our ability to use our net operating loss carryovers in projected amounts; our continued access to credit markets on favorable terms; our ability to collect our receivables from financially troubled companies; our ability to maintain favorable relations with our key business partners, suppliers, vendors, landlords and financial institutions; any adverse developments in legal or regulatory proceedings involving us; changes in our operating plans, corporate strategies, dividend payment plans or other capital allocation plans, including those caused by changes in our cash requirements, capital expenditure needs, debt obligations, pension funding requirements, cash flows, or financial position, or other similar changes; the effects of adverse weather; other risks referenced from time to time in our filings with the SEC; and the effects of more general factors such as changes in interest rates, in tax laws, in accounting policies or practices, in operating, medical, pension or administrative costs, in general market, labor or economic conditions, or in legislation, regulation or public policy. These and other uncertainties related to our business and our recent acquisitions are described in greater detail in Item 1A of our Form 10-K for the year ended December 31, 2014, as updated and supplemented by our subsequent SEC reports. You should be aware that new factors may emerge from time to time and it is not possible for us to identify all such factors nor can we predict the impact of each such factor on the business or the extent to which any one or more factors may cause actual results to differ from those reflected in any forward-looking statements. Given these uncertainties, we caution investors not to unduly rely on our forward-
looking statements.  We undertake no obligation to update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise.  Furthermore, any information about our intentions contained in any of our forward-looking statements reflects our intentions as of the date of this release, and is based upon, among other things, the existing regulatory and technological environment, industry and competitive conditions, economic and market conditions, and our assumptions as of such date.  We may change our intentions, strategies or plans at any time and without notice, based upon any changes in such factors, in our assumptions or otherwise.
This presentation includes certain non-GAAP financial measures. These measures are provided and valid only as of the date of this presentation and should not be relied upon beyond that date. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are available on our website at www.centurylink.com.

Participants
Stacey Goff
Executive Vice President, Chief Administrative Officer, General Counsel & Secretary
Stewart Ewing
Executive Vice President, Chief Financial Officer & Assistant Secretary
Scott Trezise
Executive Vice President, Human Resources

CenturyLink
Operating revenues of $18.03B and free
cash flow of $2.7B in FY 2014
Enterprise Value of approximately $43B
(1)
Customers range from Fortune 500
companies to families in rural America
250,000 route mile national fiber network with
58 global data centers
Committed to being the broadband leader in
our markets
A global leader in managed hosting and
cloud services

(1)  As of December 31, 2014

1930
1997 - 2007
2003
2009
2012 - 2015
2011
Addition of
Hosting/Cloud & IT
Services capabilities through
acquisitions of Savvis, AppFog, Tier3, Data
Gardens, Cognilytics & Orchestrate
Successful history of acquiring
and integrating companies;
added 2.0M access
lines between 1997 and 2007
and expanded our footprint
Acquired
Fiber Assets
Acquisition of EMBARQ;
7.5
million access lines, 2.1
million broadband
customers and 450K video
customers in 33 states
75 Telephone
Customers
Qwest acquisition creates
rd
largest telco with
revenues of more than
$18 billion, a robust national
190,000 route mile fiber network,
a significantly larger enterprise
customer base
Transformation in recent years
3

2014 Accomplishments
Improved Total and Core Revenue
trends, anticipate stable revenues by
end of 2015
Generated solid strategic revenue
growth of approximately $380 million,
a 4.3% increase from 2013
Grew high-bandwidth data services
revenue 16% year-over-year
Added 91,000 high-speed Internet
customers and 67,000 Prism
TM
TV
customers
Increased 20 Mbps and 40 Mbps speed enablement year-over-year
Generated free cash flow of approximately $2.7 billion and returned nearly $1.9 billion to shareholders through dividend and share repurchases

1Q15 Financial Summary
• $4.45 billion in Total revenue
• $4.06 billion Core revenue
1
, 1.3%
Y/Y decline from 1Q14
• $2.32 billion Strategic revenue
2
,
2.2% Y/Y increase from 1Q14 vs.
5.5% Y/Y increase in 1Q14
• $1.74 billion Legacy revenue
2
, a
5.7% Y/Y decrease from 1Q14 vs.
6.3% Y/Y decrease in 1Q14
• Added more than 35,000 high-speed Internet customers and 8,000 Prism
TM
TV
customers
• Operating cash flow
3
of $1.74 billion and free cash flow
3
of $849 million
• $0.67 Adjusted Diluted EPS
3
• Repurchased 4.5 million shares for nearly $170 million during 1Q15
(1) Core revenue defined as strategic revenue plus legacy revenue (excludes data integration and other revenue)
(2) Beginning first quarter 2015, certain revenues were reclassified between strategic and legacy services. All historical periods have been restated to reflect this change
(3) See supporting financial schedules available at ir.centurylink.com
$4.11
$4.05
$4.06

Strategic Priorities
Business Solutions
Grow MPLS, Ethernet, Wavelength, Business GPON and VoIP offerings
Enhance cloud and hosting services platform
Grow Managed Network and Infrastructure Services
Increase sales efficiency of direct channel and expand partner sales channel
Deliver a broad portfolio of network, hosting/cloud and IT solutions
Consumer Broadband and Video
Deploy fiber deeper into network to drive higher speeds
Expand Prism TV footprint and penetration
Operating Efficiency
Simplify and rationalize network infrastructure
Automate and improve processes
Continue to integrate and simplify systems

2011
Governance Profile

• Split our Chairman and CEO roles; Chairman is an independent, non-executive director
• Eliminated our ten-vote shares
• Amended our corporate governance guidelines to strengthen the Board’s ability to “clawback” executive compensation
• Implemented majority voting standard in uncontested director elections
• Eliminated the use of tax “gross-up” benefits in our executives’ change of control agreements and split-dollar insurance policies
• Implemented stock ownership guidelines for our executive officers, requiring the CEO to hold 5x base salary and all other executive officers 3x base salary
• Amended our insider trading policy to prohibit director and employees from hedging CenturyLink securities
2009
2010
2012
2014
2013
• Amended our bylaws to provide for proxy access, which our shareholders ratified at our 2014 annual meeting
• Amended our corporate governance guidelines to provide that the Nominating and Corporate Governance Committee will review each director’s continuation on the Board annually, rather than at least once every three years
• Declassified our Board of Directors
• Amended our insider trading policy to prohibit our senior officers and directors from holding our securities in a margin account or otherwise pledging our securities as collateral
• Eliminated the use of tax “gross-up” benefits in our outside directors’ executive physical program
• Held first non-binding advisory “say on pay” vote, and have continued to hold such votes on an annual basis
• Implemented stock ownership guidelines for our outside directors, requiring all outside directors to hold 5x annual cash retainer
• Increased the CEO’s holding requirement under our stock ownership guidelines to 6x base salary
• Amended change of control agreements to reduce available benefits and to eliminate “modified single trigger” provisions
Over the last several years, CenturyLink has taken steps to enhance its corporate governance profile by further aligning our practices with shareholder interests.

Pay Practices

Favorable “say on pay” vote of over 91% in May 2014
Shareholders agree that we have favorable pay practices…
What We Do… What We Don’t Do…
• Performance-based compensation weighted
heavily towards long-term equity awards
• Stock ownership guidelines
• Annually review our compensation programs for
risky behavior
• Conduct annual “say-on-pay” votes
• Compensation “clawback” policy
• Review peer group annually
• Benchmark against 50th percentile peer
compensation levels
• Independent and intensive performance reviews
of our senior officers
• If our total shareholder return is negative, then the
maximum number of  performance shares to vest
is limited to the target amount
• Shareholders must approve any future severance
agreements valued at more than 2.99 times the
executive’s target cash compensation
• Compensation forfeiture covenants broader than
those mandated by law
• Enter into employment agreements with our
incumbent executives
• Maintain a supplemental executive retirement plan
• Permit our directors or employees to hedge our
stock, or our directors or senior officers to pledge our
stock
• Pay dividends on our executives’ unvested restricted
stock
• Permit the Compensation Committee’s
compensation consultant to provide services to
CenturyLink
• Pay, provide or permit :
(i) excessive perquisites
(ii) excise tax “gross-up” payments under our
severance programs, or
(iii) single-trigger change of control equity
acceleration benefits

Pay for Performance

Linkage to pay for performance…
Annual review of short- and long-term incentive programs in order to maintain a continued focus on pay for performance
2014 and 2015 Incentive Plan Design…
• 60% in performance-based restricted stock,
split equally between
Long-Term Equity Incentive
2012-2014 TSR performance versus
S&P 500 Peer Group was below threshold for
0% Payout
2014 STI Performance of 96.8%
• 50% operating cash flow
• 50% core revenues
Short-Term Incentive Bonus
• 3-year TSR vs. custom peer group
• 3-year revenue goal
$7.06
$6.79
$7.15
$7.51
2014 STI Threshold STI Target STI Maximum
2014 Operating Cash Flow
(in billions)
$16.34
$15.73
$16.30
$16.87
2014 STI Threshold STI Target STI Maximum
2014 Core Revenue
(in billions)
106.7%
Payout
200% Payout
100% Payout
50% Payout
100%Payout
200% Payout
50% Payout
86.9%
Payout
Company's
Percentile Rank
Payout as % of
Target Award
Maximum 75
th
percentile 200%
Target 50
th
percentile 100%
Threshold 25
th
percentile 50%
Below Threshold <25
th
percentile 0%
Performance Level
Relative TSR¹
1
TSR performance relative to custom "performance peer group" and if TSR is negative, then payout is capped at target

CEO Pay Levels

As a result of demonstrated leadership and performance, execution of business strategy and review of compensation benchmarking, the Committee increased
CEO pay levels…
Pay actions taken to reward performance and address below market pay levels
2014 2015
Base  $1,100,000 Base     $1,250,000
STI 150% $1,650,000 STI 175% $2,187,500
TTC $2,750,000 TTC $3,437,500
RSAs $3,000,000 RSAs $3,400,000
PSAs $4,500,000 PSAs $5,100,000
$10,250,000
1
$11,937,500
2
TDC
1
81% of Market Median for Compensation
Benchmarking Peer Group
2
89% of Market Median for Compensation
Benchmarking Peer Group
2014 Target Compensation 2015 Target Compensation
TDC
• Increased LTI award value from
$6.6M to $7.5M
• Increased base salary from $1.1M to
$1.25M
• Increased STI target award from 150% to
175% of salary
• Increased LTI award value from $7.5M to
$8.5M

Q & A

Additional Disclosure
This information is being provided to certain shareholders in addition to our proxy statement dated April 3, 2015 in connection with the solicitation of proxies from CenturyLink shareholders.  Please read our proxy statement and accompanying materials in their entirety as they contain important information.
Our proxy materials, and any other documents filed by us with the Securities and Exchange Commission (the “SEC”), may be obtained free of charge at the
SEC web site at www.sec.gov and from our website at www.centurylink.com.
CenturyLink and its directors and officers may be deemed to be participants in the solicitation of proxies from our shareholders in connection with the upcoming annual meeting of shareholders.  Information about our directors and executive officers and their ownership of CenturyLink stock is set forth in the proxy statement for our 2015 annual meeting of shareholders.
14